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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 15, 2004
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Commission File Number 0-5544


			   OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				      OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0783294
		      (I.R.S. Employer Identification No.)


			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				      45014
				    (Zip Code)

				  (513) 603-2400
			  (Registrant's telephone number)


				  Not Applicable
	   (Former name or former address, if changed since last report)




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ITEM 5. Other Events
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On March 15, 2004, The Ohio Casualty Insurance Company (the "Company") a wholly owned subsidiary of the Ohio Casualty Corporation, issued a press release announcing changes to its retirement program in 2004-2006. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index
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    99 Press release dated March 15, 2004 issued by the Company and posted on its website at www.ocas.com.







				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					    OHIO CASUALTY CORPORATION
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						   (Registrant)





March 15, 2004                              /s/ Debra K. Crane
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					    Debra K. Crane, Senior Vice
					    President, General Counsel and
					    Secretary




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